Quarterly Holdings Report
for

Fidelity® Global Credit Fund

March 31, 2020

GLB-QTLY-0520
1.939066.107

Schedule of Investments March 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 63.9%
		Principal Amount(a)	Value
Argentina - 0.5%
YPF SA 8.5% 3/23/21 (Reg. S)		$560,000	$371,945
Bailiwick of Jersey - 0.8%
Heathrow Funding Ltd. 7.125% 2/14/24	GBP	450,000	631,289
Canada - 0.7%
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (b)		78,000	72,505
Cenovus Energy, Inc. 4.25% 4/15/27		864,000	423,525

TOTAL CANADA			496,030

Denmark - 4.5%
Danske Bank A/S:
2.25% 1/14/28 (Reg. S) (c)	GBP	490,000	562,191
5.375% 1/12/24 (Reg. S)		502,000	514,751
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (c)	EUR	2,150,000	2,327,543

TOTAL DENMARK			3,404,485

Estonia - 0.2%
Luminor Bank A/S Estonia 1.375% 10/21/22 (Reg. S)	EUR	120,000	134,311
France - 3.8%
Ceetrus SA 2.75% 11/26/26 (Reg. S)	EUR	200,000	213,905
Iliad SA 0.625% 11/25/21 (Reg. S)	EUR	500,000	542,106
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	300,000	292,015
2.125% 10/16/26 (Reg. S)	EUR	1,100,000	1,024,612
2.75% 4/13/23 (Reg. S)	EUR	300,000	316,543
RCI Banque SA 1.125% 1/15/27 (Reg. S)	EUR	540,000	495,513

TOTAL FRANCE			2,884,694

Germany - 4.6%
ACCENTRO Real Estate AG 3.625% 2/13/23 (Reg. S)	EUR	350,000	270,196
Bayer AG 2.375% 4/2/75 (Reg. S) (c)	EUR	2,500,000	2,570,504
Deutsche Bank AG 1.625% 1/20/27 (Reg. S)	EUR	700,000	648,887

TOTAL GERMANY			3,489,587

Greece - 0.2%
Alpha Bank AE 4.25% 2/13/30 (Reg. S) (c)	EUR	200,000	138,776
Ireland - 2.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.3% 1/23/23		500,000	414,998
AIB Group PLC 1.875% 11/19/29 (Reg. S) (c)	EUR	300,000	297,710
Bank Ireland Group PLC:
2.375% 10/14/29 (Reg. S) (c)	EUR	500,000	509,648
3.125% 9/19/27 (Reg. S) (c)	GBP	450,000	543,176
Cloverie PLC 4.5% 9/11/44 (Reg. S) (c)		465,000	425,475

TOTAL IRELAND			2,191,007

Italy - 1.7%
UniCredit SpA:
2.731% 1/15/32 (Reg. S) (c)	EUR	700,000	614,054
6.572% 1/14/22 (b)		700,000	712,997

TOTAL ITALY			1,327,051

Luxembourg - 1.3%
Blackstone Property Partners Europe LP 1.75% 3/12/29 (Reg. S)	EUR	750,000	744,219
Millicom International Cellular SA 6.625% 10/15/26 (b)		295,000	277,300

TOTAL LUXEMBOURG			1,021,519

Mexico - 1.8%
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		200,000	190,500
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	100,000	90,162
3.625% 11/24/25 (Reg. S)	EUR	270,000	221,569
3.75% 2/21/24 (Reg. S)	EUR	1,000,000	881,631

TOTAL MEXICO			1,383,862

Netherlands - 2.3%
ABN AMRO Bank NV 4.4% 3/27/28 (Reg. S) (c)		400,000	389,346
Demeter Investments BV 5.75% 8/15/50 (Reg. S) (c)		200,000	199,512
Deutsche Annington Finance BV 5% 10/2/23 (b)		314,000	339,420
Petrobras Global Finance BV 5.093% 1/15/30 (b)		251,000	227,155
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	350,000	303,022
Teva Pharmaceutical Finance Netherlands III BV 1.25% 3/31/23 (Reg. S)	EUR	300,000	289,879

TOTAL NETHERLANDS			1,748,334

Portugal - 0.6%
Banco Espirito Santo SA 4% 12/31/49 (Reg. S) (d)	EUR	200,000	35,293
Energias de Portugal SA 1.7% 7/20/80 (Reg. S) (c)	EUR	400,000	391,578

TOTAL PORTUGAL			426,871

Sweden - 1.6%
Heimstaden Bostad AB 1.125% 1/21/26	EUR	450,000	475,842
Samhallsbyggnadsbolaget I Norden AB 1.75% 1/14/25 (Reg. S)	EUR	710,000	767,351

TOTAL SWEDEN			1,243,193

Switzerland - 3.8%
Credit Suisse Group AG:
3.25% 4/2/26 (Reg. S) (c)	EUR	100,000	113,895
4.194% 4/1/31 (b)(c)		250,000	256,096
6.5% 8/8/23 (Reg. S)		1,900,000	1,927,702
UBS AG 4.75% 2/12/26 (Reg. S) (c)	EUR	557,000	602,029

TOTAL SWITZERLAND			2,899,722

United Kingdom - 6.6%
Barclays PLC:
2% 2/7/28 (Reg. S) (c)	EUR	200,000	201,712
3.932% 5/7/25 (c)		200,000	191,936
CYBG PLC 3.125% 6/22/25 (Reg. S) (c)	GBP	200,000	230,074
Imperial Tobacco Finance PLC 3.5% 7/26/26 (b)		1,315,000	1,213,970
John Lewis PLC 6.125% 1/21/25	GBP	736,000	874,675
Marks & Spencer PLC 3.25% 7/10/27 (Reg. S)	GBP	450,000	480,339
Nationwide Building Society 3.622% 4/26/23 (b)(c)		200,000	198,829
Rolls-Royce PLC 3.375% 6/18/26	GBP	940,000	1,112,483
Travis Perkins PLC 4.5% 9/7/23 (Reg. S)	GBP	240,000	253,836
Tullow Oil PLC 6.25% 4/15/22 (Reg. S)		300,000	67,669
Vodafone Group PLC 6.25% 10/3/78 (Reg. S) (c)		200,000	195,848

TOTAL UNITED KINGDOM			5,021,371

United States of America - 26.0%
American Airlines, Inc. 3.75% 4/15/27		185,227	148,014
Ares Capital Corp.:
3.25% 7/15/25		375,000	297,676
4.25% 3/1/25		650,000	564,097
AXA Equitable Holdings, Inc. 4.35% 4/20/28		800,000	778,486
Bank of America Corp. 3.95% 4/21/25		215,000	226,095
Bayer U.S. Finance II LLC 4.25% 12/15/25 (b)		350,000	363,603
Brandywine Operating Partnership LP 4.1% 10/1/24		160,000	159,206
Brixmor Operating Partnership LP 4.125% 6/15/26		26,000	27,133
CBRE Group, Inc. 4.875% 3/1/26		190,000	202,218
Centene Corp.:
4.25% 12/15/27 (b)		70,000	70,133
4.625% 12/15/29 (b)		105,000	105,525
4.75% 1/15/25 (b)		55,000	55,688
Citigroup, Inc. 4.3% 11/20/26		82,000	86,706
Cleco Corporate Holdings LLC 3.743% 5/1/26		650,000	636,958
DCP Midstream Operating LP 5.375% 7/15/25		900,000	609,750
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 6.02% 6/15/26 (b)		1,000,000	1,064,042
Discover Financial Services 3.75% 3/4/25		550,000	543,330
Discovery Communications LLC 4.9% 3/11/26		500,000	508,498
Dolphin Subsidiary II, Inc. 7.25% 10/15/21		185,000	182,225
Elanco Animal Health, Inc.:
5.022% 8/28/23 (c)		200,000	202,300
5.65% 8/28/28 (c)		350,000	369,356
Emera U.S. Finance LP 3.55% 6/15/26		500,000	476,881
Ford Motor Credit Co. LLC:
3.087% 1/9/23		390,000	351,000
4.535% 3/6/25	GBP	150,000	148,610
5.584% 3/18/24		1,100,000	1,020,250
General Electric Co.:
0.375% 5/17/22	EUR	100,000	105,560
1.25% 5/26/23	EUR	100,000	105,825
H.J. Heinz Co. 3% 6/1/26		700,000	680,226
HCA Holdings, Inc. 4.5% 2/15/27		500,000	514,673
Hess Corp. 4.3% 4/1/27		700,000	517,769
Level 3 Financing, Inc. 3.4% 3/1/27 (b)		500,000	475,925
Michael Kors U.S.A., Inc. 4% 11/1/24 (b)		212,000	186,191
Micron Technology, Inc. 4.185% 2/15/27		900,000	910,815
Molson Coors Beverage Co. 3% 7/15/26		700,000	657,525
Morgan Stanley:
3.95% 4/23/27		156,000	162,529
4.35% 9/8/26		200,000	215,524
NextEra Energy Partners LP 4.25% 9/15/24 (b)		550,000	536,250
Omega Healthcare Investors, Inc. 4.75% 1/15/28		600,000	583,980
Plains All American Pipeline LP/PAA Finance Corp. 4.65% 10/15/25		800,000	647,510
Reynolds American, Inc. 4.45% 6/12/25		1,279,000	1,302,469
SITE Centers Corp. 4.7% 6/1/27		550,000	568,976
Sunoco Logistics Partner Operations LP 4% 10/1/27		600,000	474,888
Toll Brothers Finance Corp. 4.875% 3/15/27		650,000	607,750
Unum Group 4% 3/15/24		755,000	745,961
Western Gas Partners LP 4.05% 2/1/30		376,000	165,488
Westinghouse Air Brake Co. 4.4% 3/15/24		400,000	397,451

TOTAL UNITED STATES OF AMERICA			19,761,065

TOTAL NONCONVERTIBLE BONDS
(Cost $55,276,384)			48,575,112

U.S. Government and Government Agency Obligations - 0.0%
U.S. Treasury Obligations - 0.0%
U.S. Treasury Bonds 2.5% 2/15/45
(Cost $12,119)		13,000	16,235

Foreign Government and Government Agency Obligations - 0.4%
Indonesia - 0.4%
Indonesian Republic 2.625% 6/14/23 (Cost $344,163)	EUR	$300,000	$329,629

Preferred Securities - 28.3%
Australia - 0.7%
QBE Insurance Group Ltd. 5.25% (Reg. S) (c)(e)		600,000	509,971
Canada - 0.4%
Bank of Nova Scotia 4.65% (c)(e)		450,000	343,688
Denmark - 0.5%
Danske Bank A/S 5.875% (Reg. S) (c)(e)	EUR	200,000	210,780
ORSTED A/S 1.75% (Reg. S) (c)(e)	EUR	200,000	195,430

TOTAL DENMARK			406,210

France - 3.8%
BNP Paribas SA 6.125% (c)(e)	EUR	400,000	408,073
Danone SA 1.75% (Reg. S) (c)(e)	EUR	1,700,000	1,801,208
EDF SA 5.25% (Reg. S) (c)(e)		700,000	675,500

TOTAL FRANCE			2,884,781

Germany - 1.4%
Bayer AG 2.375% 11/12/79 (Reg. S) (c)	EUR	1,100,000	1,069,124
Ireland - 0.4%
AIB Group PLC 5.25% (Reg. S) (c)(e)	EUR	400,000	344,264
Luxembourg - 3.6%
CPI Property Group SA 4.375% (Reg. S) (c)(e)	EUR	461,000	472,775
Eurofins Scientific SA 2.875% (Reg. S) (c)(e)	EUR	880,000	898,289
Grand City Properties SA 3.75% (c)(e)	EUR	500,000	524,922
TLG Finance SARL 3.375% (Reg. S) (c)(e)	EUR	800,000	823,083

TOTAL LUXEMBOURG			2,719,069

Netherlands - 7.0%
AerCap Holdings NV 5.875% 10/10/79 (c)		650,000	448,500
Deutsche Annington Finance BV 4% (Reg. S) (c)(e)	EUR	200,000	218,374
Generali Finance BV 4.596% (Reg. S) (c)(e)	EUR	150,000	162,126
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (e)	EUR	325,000	322,788
Telefonica Europe BV:
2.502% (Reg. S) (c)(e)	EUR	500,000	473,210
2.625% (Reg. S) (c)(e)	EUR	600,000	618,475
Volkswagen International Finance NV:
2.5%(Reg. S) (c)(e)	EUR	600,000	621,668
2.7%(Reg. S) (c)(e)	EUR	1,700,000	1,736,823
3.75% (c)(e)	EUR	700,000	745,009

TOTAL NETHERLANDS			5,346,973

Spain - 0.5%
Banco Bilbao Vizcaya Argentaria SA 5.875% (Reg. S) (c)(e)	EUR	400,000	372,780
Sweden - 1.9%
Heimstaden Bostad AB 3.248% (Reg. S) (c)(e)	EUR	900,000	801,533
Samhallsbyggnadsbolaget I Norden AB:
2.624% (Reg. S) (c)(e)	EUR	450,000	428,272
4.625% (Reg. S) (c)(e)	EUR	169,000	179,866

TOTAL SWEDEN			1,409,671

Switzerland - 2.4%
Credit Suisse Group AG 7.5% (Reg. S) (c)(e)		1,250,000	1,203,125
UBS AG 5.125% 5/15/24 (Reg. S)		400,000	400,000
UBS Group AG 7% (Reg. S) (c)(e)		200,000	192,700

TOTAL SWITZERLAND			1,795,825

United Kingdom - 5.1%
Aviva PLC 6.125% (c)(e)	GBP	1,230,000	1,489,307
Barclays Bank PLC 7.625% 11/21/22		1,378,000	1,409,694
Barclays PLC 7.125% (c)(e)	GBP	200,000	210,804
HSBC Holdings PLC 5.25% (c)(e)	EUR	250,000	243,327
Lloyds Banking Group PLC 5.125% (c)(e)	GBP	550,000	508,609

TOTAL UNITED KINGDOM			3,861,741

United States of America - 0.6%
UBS AG 7.625% 8/17/22		450,000	463,500
TOTAL PREFERRED SECURITIES
(Cost $24,625,723)			21,527,597
		Shares	Value

Money Market Funds - 3.8%
Fidelity Cash Central Fund 0.29% (f)
(Cost $2,858,783)		2,857,926	2,858,783

Purchased Swaptions - 0.4%
	Expiration Date	Notional Amount	Value
Put Options - 0.4%
Option with an exercise rate of 5.125% on a credit default swap with BNP Paribas SA to buy protection on the 5-Year iTraxx Europe Crossover Series 32 Index expiring December 2024, paying 5% quarterly.	4/15/20	EUR 5,950,000	$213,119
Option with an exercise rate of 5.375% on a credit default swap with BNP Paribas SA to buy protection on the 5-Year iTraxx Europe Crossover Series 32 Index expiring December 2024, paying 5% quarterly.	4/15/20	EUR 2,550,000	77,668

TOTAL PUT OPTIONS			290,787

TOTAL PURCHASED SWAPTIONS
(Cost $275,997)			290,787
TOTAL INVESTMENT IN SECURITIES - 96.8%
(Cost $83,393,169)			73,598,143
NET OTHER ASSETS (LIABILITIES) - 3.2%(g)(h)			2,452,857
NET ASSETS - 100%			$76,051,000

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	3	June 2020	$277,922	$671	$671
TME 10 Year Canadian Note Contracts (Canada)	15	June 2020	1,568,322	75,480	75,480
TOTAL BOND INDEX CONTRACTS					76,151
Treasury Contracts
CBOT Long Term U.S. Treasury Bond Contracts (United States)	52	June 2020	9,311,250	788,373	788,373
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	19	June 2020	4,215,625	433,101	433,101
TOTAL TREASURY CONTRACTS					1,221,474

TOTAL PURCHASED					1,297,625

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	7	June 2020	1,043,862	7,302	7,302
ICE Long Gilt Contracts (United Kingdom)	1	June 2020	169,162	(2,709)	(2,709)

TOTAL SOLD					4,593

TOTAL FUTURES CONTRACTS					$1,302,218

The notional amount of futures purchased as a percentage of Net Assets is 20.2%

The notional amount of futures sold as a percentage of Net Assets is 1.6%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
CAD	1,000	USD	7,079	State Street Bank And Trust Co	4/1/20	$27
USD	18,491	AUD	30,000	JPMorgan Chase Bank, N.A.	4/1/20	38
USD	48,696	CAD	69,000	JPMorgan Chase Bank, N.A.	4/1/20	(334)
USD	49,530	GBP	40,000	State Street Bank And Trust Co	4/1/20	(154)
CAD	76,000	USD	53,664	JPMorgan Chase Bank, N.A.	5/14/20	365
CAD	165,000	USD	116,860	State Street Bank And Trust Co	5/14/20	438
EUR	350,000	USD	375,969	BNP Paribas SA	5/14/20	10,695
EUR	134,000	USD	151,550	Bank of America, N.A.	5/14/20	(3,513)
EUR	386,000	USD	425,256	Citibank, N.A.	5/14/20	1,180
EUR	1,291,000	USD	1,422,953	Citibank, N.A.	5/14/20	3,287
EUR	94,000	USD	105,377	Goldman Sachs Bank USA	5/14/20	(1,530)
EUR	198,000	USD	220,467	Goldman Sachs Bank USA	5/14/20	(1,725)
EUR	52,000	USD	57,454	JPMorgan Chase Bank, N.A.	5/14/20	(7)
EUR	251,000	USD	281,393	JPMorgan Chase Bank, N.A.	5/14/20	(4,099)
EUR	1,161,000	USD	1,263,017	JPMorgan Chase Bank, N.A.	5/14/20	19,605
EUR	1,997,000	USD	2,187,110	JPMorgan Chase Bank, N.A.	5/14/20	19,087
EUR	400,000	USD	431,765	JPMorgan Chase Bank, N.A.	5/14/20	10,137
EUR	1,337,000	USD	1,441,348	JPMorgan Chase Bank, N.A.	5/14/20	35,711
EUR	169,000	USD	184,077	JPMorgan Chase Bank, N.A.	5/14/20	2,627
EUR	2,494,000	USD	2,725,533	Royal Bank of Canada	5/14/20	29,728
EUR	330,000	USD	353,817	State Street Bank And Trust Co	5/14/20	10,753
EUR	413,000	USD	441,644	State Street Bank And Trust Co	5/14/20	14,620
GBP	505,000	USD	654,081	Citibank, N.A.	5/14/20	(26,268)
GBP	410,000	USD	480,905	Citibank, N.A.	5/14/20	28,804
GBP	39,000	USD	51,235	Goldman Sachs Bank USA	5/14/20	(2,750)
GBP	62,000	USD	76,711	Goldman Sachs Bank USA	5/14/20	367
GBP	440,000	USD	512,943	Goldman Sachs Bank USA	5/14/20	34,063
GBP	130,000	USD	161,768	Goldman Sachs Bank USA	5/14/20	(153)
GBP	53,000	USD	64,993	JPMorgan Chase Bank, N.A.	5/14/20	896
GBP	55,000	USD	64,640	JPMorgan Chase Bank, N.A.	5/14/20	3,735
GBP	260,000	USD	323,323	Royal Bank of Canada	5/14/20	(93)
GBP	42,000	USD	53,825	State Street Bank And Trust Co	5/14/20	(1,611)
GBP	42,000	USD	54,371	State Street Bank And Trust Co	5/14/20	(2,157)
GBP	161,000	USD	194,930	State Street Bank And Trust Co	5/14/20	5,224
GBP	127,000	USD	147,977	State Street Bank And Trust Co	5/14/20	9,909
GBP	41,000	USD	50,818	State Street Bank And Trust Co	5/14/20	153
USD	32,482	AUD	53,000	Citibank, N.A.	5/14/20	(125)
USD	68,610	CAD	95,000	Goldman Sachs Bank USA	5/14/20	1,074
USD	47,091	CAD	67,000	Goldman Sachs Bank USA	5/14/20	(540)
USD	12,359	CAD	18,000	Goldman Sachs Bank USA	5/14/20	(438)
USD	14,504	CAD	21,000	Goldman Sachs Bank USA	5/14/20	(425)
USD	22,846	CAD	33,000	JPMorgan Chase Bank, N.A.	5/14/20	(614)
USD	38,628	CAD	56,000	State Street Bank And Trust Co	5/14/20	(1,183)
USD	1,127,498	EUR	1,005,000	BNP Paribas SA	5/14/20	17,218
USD	127,174	EUR	112,000	BNP Paribas SA	5/14/20	3,441
USD	24,756,821	EUR	22,665,000	Citibank, N.A.	5/14/20	(282,474)
USD	279,439	EUR	253,000	Citibank, N.A.	5/14/20	(65)
USD	294,869	EUR	273,000	JPMorgan Chase Bank, N.A.	5/14/20	(6,730)
USD	100,114	EUR	90,000	JPMorgan Chase Bank, N.A.	5/14/20	686
USD	4,958,165	EUR	4,534,000	State Street Bank And Trust Co	5/14/20	(50,799)
USD	217,622	EUR	195,000	State Street Bank And Trust Co	5/14/20	2,195
USD	143,710	EUR	125,000	State Street Bank And Trust Co	5/14/20	5,616
USD	260,766	GBP	203,000	BNP Paribas SA	5/14/20	8,397
USD	129,003	GBP	106,000	BNP Paribas SA	5/14/20	(2,776)
USD	10,277,534	GBP	7,887,000	Citibank, N.A.	5/14/20	472,463
USD	10,747,000	EUR	9,850,650	JPMorgan Chase Bank, N.A.	5/15/20	(135,972)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$226,004
					Unrealized Appreciation	752,539
					Unrealized Depreciation	(526,535)

Swaps

Underlying Reference	Rating(1)	Maturity Date	Clearinghouse / Counterparty(2)	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount(3)	Value(1)	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
5-Year iTraxx Europe Series 25 Index		Jun. 2021	ICE	(1%)	Quarterly	EUR 1,000,000	$4,178	$0	$4,178
Akzo Nobel NV		Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 1,200,000	(30,044)	33,723	3,679
Gas Natural Capital Markets SA		Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 500,000	(10,234)	6,572	(3,662)
Standard Chartered PLC		Jun. 2021	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 550,000	(2,918)	(13,352)	(16,270)
Volvo Treas AB		Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 200,000	(2,363)	4,262	1,899
TOTAL BUY PROTECTION							(41,381)	31,205	(10,176)
Sell Protection
5-Year iTraxx Europe Senior Financial Series 25 Index	NR	Jun. 2021	ICE	1%	Quarterly	EUR 1,000,000	3,733	0	3,733

TOTAL CREDIT DEFAULT SWAPS							$(37,648)	$31,205	$(6,443)

 (1) Ratings are presented for credit default swaps in which the Fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent a weighted average of the ratings of all securities included in the index. The credit rating or value can be measures of the current payment/performance risk. Ratings are from Moody's Investors Service, Inc. Where Moody's® ratings are not available, S&P® ratings are disclosed and are indicated as such. All ratings are as of the report date and do not reflect subsequent changes.

 (2) Swaps with Intercontinental Exchange (ICE) are centrally cleared over-the-counter (OTC) swaps.

 (3) The notional amount of each credit default swap where the Fund has sold protection approximates the maximum potential amount of future payments that the Fund could be required to make if a credit event were to occur.

 (4) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(4)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
(0.25%)	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2030	EUR 1,770,000	$23,310	$0	$23,310
0	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2035	EUR 439,000	17,354	0	17,354
0.25%	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Jun. 2040	EUR 906,000	55,519	0	55,519
0.75%	Semi - annual	6-month LIBOR(3)	Semi - annual	LCH	Jun. 2040	GBP 350,000	16,970	0	16,970

TOTAL INTEREST RATE SWAPS							$113,153	$0	$113,153

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,155,629 or 8.1% of net assets.

 (c) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (d) Non-income producing - Security is in default.

 (e) Security is perpetual in nature with no stated maturity date.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (g) Includes $656,132 of cash collateral to cover margin requirements for futures contracts.

 (h) Includes $276,186 of cash collateral to cover margin requirements for centrally cleared OTC swaps.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$7,469
Total	$7,469

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific market events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options, and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies. Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market. Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events. Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps: Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

Open swaps at period end are included in the Schedule of Investments under the caption Swaps.

Risks of Investing in European Countries

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.